UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Annual Report

to Shareholders

DWS High Income Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
39 Statement of Assets and Liabilities
42 Statement of Operations
44 Statement of Changes in Net Assets
45 Financial Highlights
51 Notes to Financial Statements
68 Report of Independent Registered Public Accounting Firm
69 Information About Your Fund's Expenses
70 Tax Information
71 Advisory Agreement Board Considerations and Fee Evaluation
76 Board Members and Officers
82 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy
We use an active process that emphasizes relative value in a global environment, managing on a total-return basis and using intensive research to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in junk bonds. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and to consider macro trends in the economy.

DWS High Income Fund produced a total return of 6.84% during the annual period ending September 30, 2013, underperforming the 7.21% return of the Credit Suisse High Yield Index. The fund has outpaced its Morningstar peer group, High Yield Bond Funds, in the three-, five- and 10-year periods ended September 30, 2013.

While high-yield bonds produced more modest returns than they did in the fund's prior fiscal year, the 7.21% gain of the Credit Suisse index far exceeded the -1.68% showing for the investment-grade bond market, as gauged by the Barclays U.S. Aggregate Bond Index. High-yield bonds outperformed their investment-grade counterparts in all four calendar quarters of the fund's fiscal year.

The year was generally positive, with the exception of the second quarter 2013, during which concerns that the U.S. Federal Reserve Board (the Fed) would "taper" its stimulative quantitative easing policy led to heavy asset outflows and an across-the-board sell-off in bonds. Aside from this downdraft, high-yield bonds performed well as signs of improving economic growth helped fuel a recovery in investors' appetite for higher-risk assets. In addition, the default rate for high-yield issuers remains very low on a historical basis. Double-digit returns for the stock market, along with investors' general preference for higher-yielding asset classes, also contributed to the healthy performance results.

The positive backdrop was reflected in a decline in the yield spread between high-yield bonds and U.S. Treasuries of comparable maturity. The BofA Merrill Lynch US High Yield Master II Option-Adjusted Spread closed the quarter at 4.83 percentage points, down from 5.74 one year ago. While yield spreads have fallen, the 4.83 level remains well within historical norms.

Contributors to Fund Performance

Consistent with our bottom-up approach, individual security selection was the primary driver of the fund's 12-month performance. Our strongest contributor was an overweight position in Leap Wireless,* which was acquired by AT&T.* We expected to see consolidation in the wireless space, and the yield on the Leap bonds was very attractive for what we thought was limited downside risk. The second-best contributor was FAGE Dairy Industry SA, which recovered from its weak performance in the prior year. In 2012, the bonds sold off simply because the company is based in Greece, where markets were in turmoil due to the country's debt problems. We liked the company's fundamentals, and we believed its fast growth in the U.S. yogurt market would support its long-term performance — a view that has been borne out in the past year. Also contributing was our position in DynCorp, which provides outsourcing services to the government. The company reported good results and benefited from the outsourcing of work in military actions around the globe.

* Not held in the portfolio as of September 30, 2013.

On the negative side, the fund's largest detractor was our overweight position in the hospital operator Community Health Systems, Inc. We owned the company's longer-term bonds, which were more exposed to the increase in Treasury yields. In addition, the company's $7.6 billion acquisition of a competitor, Health Management Associates,* weighed on its bonds' relative performance. Along the same line, our second- and third-largest detractors were our positions in the longer-term debt of Tenet Healthcare Corp. and CIT Group, Inc. While both companies continue to perform well at the business level, the sell-off in Treasuries had a disproportionate impact on longer-term high-yield debt.

* Not held in the portfolio as of September 30, 2013.

Over time, however, the high-yield asset class as a whole has demonstrated the ability to perform reasonably well even when prevailing rates are climbing. During the past six months, for instance — a time in which the yield on the 10-year Treasury note climbed from 1.87% to 3.64% — the Credit Suisse High Yield Index gained 0.98%, well ahead of the -1.77% return of the Barclays U.S. Aggregate.

"We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns."

Outlook and Positioning

We retain a positive outlook on high-yield bonds based on our expectation for low defaults and satisfactory economic growth, together with their attractive yields relative to government bonds. In addition, during the past year the majority of new-issue proceeds have been used to refinance existing bonds at lower rates. We think this is a positive development in that it reduces corporations' liquidity needs, which in turn should help limit defaults. We continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current yield advantage over Treasuries and the low default rate.

In terms of portfolio structure, we are overweight vs. the benchmark in securities rated B. This credit tier tends to have a low correlation with U.S. Treasuries, which is a potentially positive attribute in the current environment. We are underweight in BB-rated issues and neutral in bonds rated CCC, but we are selectively taking advantage of opportunities in the CCC tier where the risk-reward trade-off is attractive.

We continue to focus on using credit research to identify the most compelling investment opportunities for the fund. We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multiyear period by achieving an appropriate trade-off of risk and return.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary September 30, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	6.84%	11.06%	7.83%
Adjusted for the Maximum Sales Charge (max 4.50% load)	2.03%	10.04%	7.34%
Credit Suisse High Yield Index†	7.21%	12.50%	8.59%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	5.95%	10.16%	6.95%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	2.96%	10.03%	6.95%
Credit Suisse High Yield Index†	7.21%	12.50%	8.59%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	6.23%	10.22%	7.01%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.23%	10.22%	7.01%
Credit Suisse High Yield Index†	7.21%	12.50%	8.59%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	6.59%	10.66%	7.43%
Credit Suisse High Yield Index†	7.21%	12.50%	8.59%
Class S		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/13
No Sales Charges		7.11%	8.44%
Credit Suisse High Yield Index†		7.21%	8.58%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	7.34%	11.38%	8.15%
Credit Suisse High Yield Index†	7.21%	12.50%	8.59%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.92%, 1.74%, 1.69%, 5.59%, 0.92% and 0.66% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on May 1, 2012. The performance shown for the index is for the time period of April 30, 2012 through September 30, 2013, which is based on the performance period of the life of Class S.

† The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
9/30/13	$4.89	$4.89	$4.90	$4.89	$4.89	$4.90
9/30/12	$4.90	$4.90	$4.90	$4.89	$4.89	$4.90
Distribution Information as of 9/30/13
Income Dividends, Twelve Months	$.33	$.29	$.29	$.31	$.33	$.34
Capital Gain Distributions	$.01	$.01	$.01	$.01	$.01	$.01
September Income Dividend	$.0262	$.0228	$.0231	$.0247	$.0266	$.0273
SEC 30-day Yield††	4.75%	4.44%	4.19%	4.58%	5.09%	5.17%
Current Annualized Distribution Rate††	6.43%	5.60%	5.66%	6.06%	6.53%	6.69%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2013, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.14% and 5.03% for Class R and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.62% and 6.47% for Class R and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Portfolio as of September 30, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 90.8%
Consumer Discretionary 20.1%
AMC Entertainment, Inc., 8.75%, 6/1/2019		1,280,000	1,376,000
AMC Networks, Inc., 7.75%, 7/15/2021 (b)		720,000	801,000
AmeriGas Finance LLC:
6.75%, 5/20/2020		4,215,000	4,478,437
7.0%, 5/20/2022 (b)		3,260,000	3,390,400
APX Group, Inc., 144A, 6.375%, 12/1/2019		1,895,000	1,790,775
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		3,960,000	4,365,900
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		3,500,000	3,701,250
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		3,130,000	3,067,400
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		1,845,000	1,706,625
BC Mountain LLC, 144A, 7.0%, 2/1/2021 (b)		1,870,000	1,855,975
Block Communications, Inc., 144A, 7.25%, 2/1/2020		3,469,000	3,642,450
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		1,400,000	1,519,000
Cablevision Systems Corp., 8.0%, 4/15/2020 (b)		520,000	579,800
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		6,905,000	6,352,600
9.0%, 2/15/2020		2,380,000	2,231,250
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		1,935,000	1,954,350
CCO Holdings LLC:
6.5%, 4/30/2021		2,680,000	2,720,200
6.625%, 1/31/2022		4,060,000	4,120,900
7.0%, 1/15/2019 (b)		6,185,000	6,548,369
7.375%, 6/1/2020		490,000	529,200
8.125%, 4/30/2020 (b)		1,200,000	1,305,000
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		2,140,000	2,140,000
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		7,010,000	6,606,925
144A, 6.375%, 9/15/2020		10,810,000	11,026,200
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020 (b)		1,300,000	1,309,750
Clear Channel Communications, Inc., 11.25%, 3/1/2021		2,510,000	2,591,575
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		2,270,000	2,304,050
Series B, 6.5%, 11/15/2022		3,380,000	3,447,600
Series A, 7.625%, 3/15/2020		990,000	1,014,750
Series B, 7.625%, 3/15/2020 (b)		10,455,000	10,794,787
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		200,000	191,000
Crown Media Holdings, Inc., 10.5%, 7/15/2019		2,370,000	2,648,475
CSC Holdings LLC, 6.75%, 11/15/2021		3,600,000	3,852,000
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		3,329,000	3,453,837
DISH DBS Corp.:
4.25%, 4/1/2018		2,475,000	2,478,094
5.0%, 3/15/2023 (b)		3,110,000	2,884,525
6.75%, 6/1/2021		4,420,000	4,646,525
7.875%, 9/1/2019		4,165,000	4,748,100
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		3,640,000	0
General Motors Co.:
144A, 4.875%, 10/2/2023		9,355,000	9,144,512
144A, 6.25%, 10/2/2043		2,340,000	2,304,900
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		3,760,000	2,820,000
Harron Communications LP, 144A, 9.125%, 4/1/2020		3,705,000	4,075,500
Hertz Corp., 6.75%, 4/15/2019		2,680,000	2,834,100
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		1,380,000	1,417,950
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		4,450,000	4,572,375
Libbey Glass, Inc., 6.875%, 5/15/2020		1,049,000	1,117,185
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		3,160,000	3,298,250
LKQ Corp., 144A, 4.75%, 5/15/2023		2,760,000	2,559,900
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		1,375,000	1,392,188
Mediacom Broadband LLC, 6.375%, 4/1/2023		4,035,000	4,035,000
Mediacom LLC:
7.25%, 2/15/2022		995,000	1,039,775
9.125%, 8/15/2019 (b)		1,745,000	1,906,413
MGM Resorts International:
6.625%, 12/15/2021 (b)		5,720,000	5,920,200
6.75%, 10/1/2020 (b)		1,625,000	1,706,250
7.625%, 1/15/2017 (b)		4,480,000	5,006,400
8.625%, 2/1/2019		7,695,000	8,849,250
10.0%, 11/1/2016		1,795,000	2,136,050
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		1,820,000	1,829,100
National CineMedia LLC:
6.0%, 4/15/2022		1,955,000	1,994,100
7.875%, 7/15/2021		2,015,000	2,196,350
Norcraft Companies LP, 10.5%, 12/15/2015		8,730,000	9,024,637
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		2,150,000	2,187,625
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		2,515,000	2,697,338
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		1,075,000	1,091,125
PNK Finance Corp., 144A, 6.375%, 8/1/2021 (b)		2,265,000	2,310,300
Quebecor Media, Inc., 5.75%, 1/15/2023		1,885,000	1,776,613
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		1,380,000	1,283,400
Sabre Holdings Corp., 8.35%, 3/15/2016		2,560,000	2,790,400
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		3,655,000	4,093,600
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		1,150,000	1,104,000
Seminole Indian Tribe of Florida, Inc.:
144A, 7.75%, 10/1/2017		1,420,000	1,506,975
144A, 7.804%, 10/1/2020		2,715,000	2,905,050
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		2,170,000	2,283,925
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		1,865,000	1,881,319
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		2,765,000	2,709,700
Starz LLC, 5.0%, 9/15/2019		1,545,000	1,529,550
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		2,305,000	2,149,413
Travelport LLC:
144A, 6.4%**, 3/1/2016		1,532,366	1,482,564
144A, 13.875%, 3/1/2016 (PIK) (b)		408,375	424,710
UCI International, Inc., 8.625%, 2/15/2019		2,740,000	2,794,800
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		8,260,000	7,826,350
144A, 7.5%, 3/15/2019		3,805,000	4,109,400
144A, 7.5%, 3/15/2019	EUR	2,000,000	2,926,432
144A, 8.125%, 12/1/2017	EUR	621,649	885,150
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	6,670,000	9,989,028
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		480,000	513,600
144A, 7.875%, 11/1/2020		4,065,000	4,446,094
144A, 8.5%, 5/15/2021		1,690,000	1,850,550
UPC Holding BV, 144A, 8.375%, 8/15/2020	EUR	5,910,000	8,690,941
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		1,880,000	2,082,100
Visant Corp., 10.0%, 10/1/2017 (b)		3,535,000	3,287,550
Visteon Corp., 6.75%, 4/15/2019		1,560,000	1,657,500
			292,622,561
Consumer Staples 5.3%
B&G Foods, Inc., 4.625%, 6/1/2021 (b)		2,300,000	2,196,500
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		1,080,000	1,084,709
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		1,760,000	1,870,000
Constellation Brands, Inc., 3.75%, 5/1/2021		850,000	785,188
Del Monte Corp., 7.625%, 2/15/2019		3,305,000	3,428,937
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		6,410,000	6,922,800
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020 (b)		6,930,000	6,609,487
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		4,670,000	4,623,300
144A, 8.25%, 2/1/2020		1,450,000	1,526,125
Michael Foods Group, Inc., 9.75%, 7/15/2018		3,240,000	3,543,750
NBTY, Inc., 9.0%, 10/1/2018		1,515,000	1,662,713
Pilgrim's Pride Corp., 7.875%, 12/15/2018		2,605,000	2,832,938
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		3,820,000	3,834,325
6.875%, 2/15/2021		9,230,000	9,853,025
7.125%, 4/15/2019		3,240,000	3,442,500
8.25%, 2/15/2021 (b)		1,750,000	1,763,125
Smithfield Foods, Inc.:
6.625%, 8/15/2022		1,990,000	2,052,188
7.75%, 7/1/2017		5,025,000	5,715,937
Sun Products Corp., 144A, 7.75%, 3/15/2021 (b)		3,220,000	2,962,400
U.S. Foods, Inc., 8.5%, 6/30/2019 (b)		3,350,000	3,530,062
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		7,215,000	7,647,900
			77,887,909
Energy 14.3%
Access Midstream Partners LP:
4.875%, 5/15/2023		3,343,000	3,142,420
5.875%, 4/15/2021		1,130,000	1,161,075
6.125%, 7/15/2022		2,970,000	3,051,675
Antero Resources Finance Corp., 7.25%, 8/1/2019		2,410,000	2,542,550
Arch Coal, Inc., 7.0%, 6/15/2019 (b)		950,000	736,250
Berry Petroleum Co.:
6.375%, 9/15/2022		1,850,000	1,859,250
6.75%, 11/1/2020		2,050,000	2,085,875
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		1,920,000	1,915,200
8.625%, 10/15/2020		1,760,000	1,856,800
Chaparral Energy, Inc., 7.625%, 11/15/2022 (b)		3,350,000	3,400,250
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019		1,380,000	1,404,150
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		4,500,000	4,938,750
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		2,340,000	2,457,000
Crosstex Energy LP:
7.125%, 6/1/2022		925,000	952,750
8.875%, 2/15/2018		2,765,000	2,937,813
Denbury Resources, Inc., 4.625%, 7/15/2023		5,560,000	5,087,400
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		3,345,000	3,545,700
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		2,715,000	2,687,850
EP Energy LLC:
6.875%, 5/1/2019		3,085,000	3,293,237
7.75%, 9/1/2022 (b)		1,670,000	1,811,950
9.375%, 5/1/2020		1,415,000	1,591,875
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		4,411,448	4,604,449
EV Energy Partners LP, 8.0%, 4/15/2019		7,815,000	7,815,000
Frontier Oil Corp., 6.875%, 11/15/2018		240,000	258,000
Global Geophysical Services, Inc., 10.5%, 5/1/2017		3,460,000	2,889,100
Halcon Resources Corp.:
8.875%, 5/15/2021 (b)		5,155,000	5,283,875
9.75%, 7/15/2020		8,665,000	9,163,237
Holly Energy Partners LP:
6.5%, 3/1/2020		990,000	1,019,700
8.25%, 3/15/2018		2,670,000	2,823,525
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (b)		3,650,000	3,586,125
Linn Energy LLC:
6.5%, 5/15/2019		3,095,000	2,971,200
144A, Step-up Coupon, 6.75% to 10/5/2013, 7.0% to 11/1/2019		6,880,000	6,484,400
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		8,325,000	8,158,500
144A, 6.5%, 3/15/2021		1,880,000	1,894,100
144A, 7.0%, 3/31/2024 (c)		7,000,000	7,043,750
Midstates Petroleum Co., Inc.:
144A, 9.25%, 6/1/2021		4,650,000	4,591,875
144A, 10.75%, 10/1/2020		2,180,000	2,289,000
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		2,710,000	2,696,450
Murray Energy Corp., 144A, 8.625%, 6/15/2021		460,000	461,150
Northern Oil & Gas, Inc., 8.0%, 6/1/2020 (b)		5,340,000	5,353,350
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		3,540,000	3,734,700
144A, 6.875%, 3/15/2022		3,735,000	3,940,425
6.875%, 1/15/2023		1,120,000	1,187,200
7.25%, 2/1/2019		5,875,000	6,227,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		3,680,000	3,588,000
7.5%, 11/1/2019 (b)		5,355,000	5,636,137
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		2,300,000	2,242,500
Range Resources Corp., 5.0%, 8/15/2022		5,000,000	4,837,500
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		920,000	832,600
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		6,465,000	6,327,619
144A, 5.625%, 4/15/2023		1,405,000	1,347,044
SandRidge Energy, Inc., 7.5%, 3/15/2021 (b)		5,545,000	5,600,450
SESI LLC:
6.375%, 5/1/2019		1,925,000	2,035,688
7.125%, 12/15/2021		6,355,000	6,942,837
Swift Energy Co., 7.875%, 3/1/2022 (b)		2,730,000	2,675,400
Talos Production LLC, 144A, 9.75%, 2/15/2018		3,640,000	3,658,200
Tesoro Corp., 5.375%, 10/1/2022 (b)		1,440,000	1,375,200
Venoco, Inc., 8.875%, 2/15/2019		4,695,000	4,730,212
Welltec AS, 144A, 8.0%, 2/1/2019		2,800,000	2,982,000
Whiting Petroleum Corp., 5.0%, 3/15/2019		2,335,000	2,340,838
WPX Energy, Inc., 5.25%, 1/15/2017		4,850,000	5,116,750
			209,205,406
Financials 4.1%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		4,210,000	4,462,600
Ally Financial, Inc.:
5.5%, 2/15/2017		3,490,000	3,662,633
8.0%, 3/15/2020 (b)		2,990,000	3,438,500
CIT Group, Inc., 5.0%, 8/1/2023 (b)		14,965,000	14,488,664
E*TRADE Financial Corp.:
6.375%, 11/15/2019		5,395,000	5,745,675
6.75%, 6/1/2016		6,070,000	6,464,550
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	2,522,281	0
International Lease Finance Corp.:
3.875%, 4/15/2018		3,630,000	3,507,487
4.625%, 4/15/2021		1,005,000	930,405
5.75%, 5/15/2016		895,000	948,952
6.25%, 5/15/2019		2,695,000	2,829,750
8.625%, 1/15/2022 (b)		2,775,000	3,198,187
8.75%, 3/15/2017		4,075,000	4,676,062
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		2,650,000	2,683,125
(REIT), 6.875%, 5/1/2021		2,415,000	2,541,788
			59,578,378
Health Care 5.5%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		4,325,000	4,638,562
Biomet, Inc.:
6.5%, 8/1/2020 (b)		3,350,000	3,458,875
6.5%, 10/1/2020		960,000	973,200
Community Health Systems, Inc.:
5.125%, 8/15/2018		10,975,000	11,167,062
7.125%, 7/15/2020		12,190,000	12,311,900
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		1,980,000	2,064,150
HCA, Inc.:
5.875%, 3/15/2022		2,505,000	2,573,888
6.5%, 2/15/2020		9,615,000	10,420,256
7.5%, 2/15/2022		1,109,000	1,217,128
Hologic, Inc., 6.25%, 8/1/2020 (b)		1,935,000	2,014,819
IMS Health, Inc., 144A, 6.0%, 11/1/2020		2,350,000	2,399,938
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		4,662,000	4,819,342
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		2,726,000	3,053,120
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021 (b)		3,695,000	3,408,638
4.5%, 4/1/2021		460,000	431,250
6.25%, 11/1/2018		14,050,000	14,998,375
			79,950,503
Industrials 9.3%
Accuride Corp., 9.5%, 8/1/2018		2,721,000	2,836,642
ADT Corp., 144A, 6.25%, 10/15/2021 (c)		1,405,000	1,426,075
Aguila 3 SA, 144A, 7.875%, 1/31/2018		3,955,000	4,132,975
Air Lease Corp.:
4.75%, 3/1/2020		2,805,000	2,755,912
5.625%, 4/1/2017 (b)		4,155,000	4,425,075
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK) (b)		1,870,000	1,921,425
Armored Autogroup, Inc., 9.25%, 11/1/2018 (b)		4,685,000	4,228,212
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020 (c)		3,265,000	3,281,325
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		3,013,400	3,103,802
BakerCorp International, Inc., 8.25%, 6/1/2019		2,785,000	2,771,075
Belden, Inc., 144A, 5.5%, 9/1/2022		3,360,000	3,242,400
Bombardier, Inc., 144A, 5.75%, 3/15/2022		2,060,000	2,044,550
Casella Waste Systems, Inc., 7.75%, 2/15/2019		4,935,000	4,910,325
Clean Harbors, Inc., 5.125%, 6/1/2021		2,375,000	2,294,844
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		1,395,000	1,332,225
Ducommun, Inc., 9.75%, 7/15/2018		2,795,000	3,102,450
DynCorp International, Inc., 10.375%, 7/1/2017		3,745,000	3,857,350
Florida East Coast Railway Corp., 8.125%, 2/1/2017		1,750,000	1,835,313
FTI Consulting, Inc., 6.0%, 11/15/2022		1,885,000	1,870,863
Garda World Security Corp., 144A, 9.75%, 3/15/2017		3,245,000	3,439,700
GenCorp, Inc., 144A, 7.125%, 3/15/2021		6,990,000	7,322,025
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018 (b)		2,400,000	2,580,000
7.125%, 3/15/2021		2,480,000	2,672,200
Iron Mountain, Inc., 5.75%, 8/15/2024		2,310,000	2,079,000
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		3,780,000	3,964,275
Meritor, Inc.:
6.75%, 6/15/2021 (b)		1,860,000	1,841,400
10.625%, 3/15/2018		2,870,000	3,099,600
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		3,255,000	3,230,587
8.875%, 11/1/2017 (b)		3,815,000	3,986,675
Navios South American Logistics, Inc., 9.25%, 4/15/2019		2,890,000	3,106,750
Nortek, Inc., 8.5%, 4/15/2021		3,615,000	3,931,312
Ply Gem Industries, Inc., 9.375%, 4/15/2017		981,000	1,034,955
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		1,465,000	1,534,588
7.5%, 10/1/2017		1,730,000	1,799,200
Titan International, Inc.:
144A, 6.875%, 10/1/2020 (c)		5,600,000	5,642,000
7.875%, 10/1/2017		1,700,000	1,809,650
144A, 7.875%, 10/1/2017		1,210,000	1,288,045
TransDigm, Inc.:
144A, 7.5%, 7/15/2021 (b)		3,140,000	3,375,500
7.75%, 12/15/2018		2,820,000	3,003,300
U.S. Airways Group, Inc., 6.125%, 6/1/2018 (b)		2,305,000	2,209,919
United Rentals North America, Inc.:
5.75%, 7/15/2018		3,460,000	3,633,000
6.125%, 6/15/2023		210,000	211,050
7.375%, 5/15/2020		5,690,000	6,130,975
7.625%, 4/15/2022		5,690,000	6,187,875
Watco Companies LLC, 144A, 6.375%, 4/1/2023		1,385,000	1,371,150
			135,857,569
Information Technology 4.5%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		955,000	971,713
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		6,745,000	6,753,431
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		2,375,000	2,434,375
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		3,165,000	3,283,688
CDW LLC, 8.5%, 4/1/2019		10,025,000	11,077,625
CyrusOne LP, 6.375%, 11/15/2022 (b)		950,000	942,875
eAccess Ltd., 144A, 8.25%, 4/1/2018		2,720,000	2,978,400
EarthLink, Inc., 144A, 7.375%, 6/1/2020		2,310,000	2,252,250
Equinix, Inc., 5.375%, 4/1/2023 (b)		6,455,000	6,099,975
First Data Corp.:
144A, 6.75%, 11/1/2020		8,955,000	9,268,425
144A, 7.375%, 6/15/2019		2,155,000	2,268,138
144A, 8.875%, 8/15/2020		3,745,000	4,128,862
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		5,525,000	5,980,812
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		680,000	694,450
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		2,100,000	2,220,750
7.625%, 6/15/2021		1,910,000	2,058,025
IAC/InterActiveCorp., 4.75%, 12/15/2022		1,875,000	1,725,000
			65,138,794
Materials 7.5%
APERAM:
144A, 7.375%, 4/1/2016		850,000	850,000
144A, 7.75%, 4/1/2018		905,000	891,425
Axiall Corp., 144A, 4.875%, 5/15/2023		580,000	549,550
Berry Plastics Corp.:
9.5%, 5/15/2018 (b)		3,000,000	3,247,500
9.75%, 1/15/2021		3,510,000	4,054,050
Bluescope Steel Ltd., 144A, 7.125%, 5/1/2018		1,375,000	1,412,813
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		2,760,000	2,884,200
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		3,745,000	3,894,800
Clearwater Paper Corp., 7.125%, 11/1/2018		3,025,000	3,251,875
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		1,165,000	1,118,400
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015 (b)		10,490,000	9,913,050
144A, 9.875%, 6/15/2015		1,680,000	1,318,800
Exopack Holding Corp., 10.0%, 6/1/2018		1,915,000	2,020,325
FMG Resources August 2006 Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		2,970,000	3,044,250
144A, 6.375%, 2/1/2016 (b)		2,000,000	2,045,000
144A, 6.875%, 4/1/2022 (b)		620,000	620,000
144A, 7.0%, 11/1/2015 (b)		3,245,000	3,342,350
144A, 8.25%, 11/1/2019 (b)		2,530,000	2,726,075
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		5,405,000	5,540,125
144A, 8.75%, 6/1/2020		3,135,000	3,354,450
Greif, Inc., 7.75%, 8/1/2019		910,000	1,028,300
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		860,000	860,000
8.875%, 2/1/2018		6,745,000	6,981,075
Huntsman International LLC, 4.875%, 11/15/2020 (b)		2,135,000	2,022,913
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		2,925,000	2,552,062
Kaiser Aluminum Corp., 8.25%, 6/1/2020		2,370,000	2,648,475
KGHM International Ltd., 144A, 7.75%, 6/15/2019		5,165,000	5,332,862
Novelis, Inc., 8.75%, 12/15/2020 (b)		5,100,000	5,597,250
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	985,000	1,508,455
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		4,200,000	4,347,000
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		1,200,000	1,245,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021 (c)		2,335,000	2,358,350
Polymer Group, Inc., 7.75%, 2/1/2019		2,335,000	2,495,531
PolyOne Corp., 144A, 5.25%, 3/15/2023		5,280,000	4,989,600
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		2,120,000	2,135,900
144A, 8.25%, 1/15/2021		1,380,000	1,386,900
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		1,315,000	1,466,225
144A, 8.375%, 9/15/2021		1,315,000	1,489,238
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		2,395,000	2,371,050
			108,895,224
Telecommunication Services 18.2%
Altice Financing SA, 144A, 7.875%, 12/15/2019		2,120,000	2,236,600
Altice Finco SA, 144A, 9.875%, 12/15/2020 (b)		2,120,000	2,284,300
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		920,000	898,150
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		9,845,000	10,258,490
8.375%, 10/15/2020 (b)		7,925,000	8,380,687
8.75%, 3/15/2018 (b)		5,865,000	6,194,906
CPI International, Inc., 8.0%, 2/15/2018		2,060,000	2,121,800
Cricket Communications, Inc., 7.75%, 10/15/2020 (b)		10,040,000	11,370,300
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		7,095,000	7,343,325
144A, 10.5%, 4/15/2018		4,005,000	4,325,400
Digicel Ltd.:
144A, 7.0%, 2/15/2020		800,000	796,000
144A, 8.25%, 9/1/2017		12,540,000	12,994,575
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	4,552,995	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		12,450,000	12,418,875
7.625%, 4/15/2024 (b)		980,000	980,000
8.25%, 4/15/2017		2,796,000	3,173,460
8.5%, 4/15/2020 (b)		4,270,000	4,718,350
8.75%, 4/15/2022		7,110,000	7,767,675
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		4,390,000	4,104,650
7.25%, 10/15/2020		10,060,000	10,739,050
7.5%, 4/1/2021		10,740,000	11,599,200
8.5%, 11/1/2019		4,825,000	5,247,187
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		5,970,000	6,178,950
144A, 8.125%, 6/1/2023		950,000	1,002,250
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		545,000	583,150
Level 3 Financing, Inc.:
7.0%, 6/1/2020		7,115,000	7,186,150
8.125%, 7/1/2019 (b)		5,585,000	5,975,950
8.625%, 7/15/2020		4,660,000	5,091,050
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		6,755,000	6,999,869
144A, 6.625%, 4/1/2023 (b)		2,300,000	2,305,750
7.875%, 9/1/2018 (b)		3,260,000	3,524,875
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		6,700,000	6,231,000
NII Capital Corp., 7.625%, 4/1/2021		2,570,000	1,824,700
Pacnet Ltd., 144A, 9.25%, 11/9/2015		3,696,000	3,686,760
SBA Communications Corp., 5.625%, 10/1/2019		1,920,000	1,886,400
SBATelecommunications, Inc., 5.75%, 7/15/2020		4,000,000	3,970,000
Sprint Communications, Inc.:
6.0%, 12/1/2016		8,320,000	8,819,200
8.375%, 8/15/2017		2,810,000	3,175,300
9.125%, 3/1/2017		2,880,000	3,312,000
Telenet Finance Luxembourg SCA, 144A, 6.375%, 11/15/2020	EUR	5,000,000	7,102,465
tw telecom holdings, Inc.:
5.375%, 10/1/2022		2,625,000	2,506,875
144A, 5.375%, 10/1/2022		450,000	429,750
144A, 6.375%, 9/1/2023		2,260,000	2,248,700
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		1,495,000	1,584,700
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		9,145,000	9,968,050
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		4,850,000	5,141,000
Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		1,850,000	1,896,250
144A, 7.25%, 2/15/2018		3,475,000	3,596,625
Windstream Corp.:
6.375%, 8/1/2023		2,335,000	2,136,525
7.5%, 6/1/2022		11,470,000	11,441,325
7.5%, 4/1/2023		3,810,000	3,762,375
7.75%, 10/15/2020 (b)		485,000	500,763
7.75%, 10/1/2021 (b)		3,070,000	3,169,775
144A, 7.75%, 10/1/2021		3,390,000	3,500,175
7.875%, 11/1/2017		3,775,000	4,209,125
			264,900,812
Utilities 2.0%
AES Corp.:
8.0%, 10/15/2017		2,680,000	3,082,000
8.0%, 6/1/2020 (b)		4,120,000	4,696,800
Calpine Corp.:
144A, 7.5%, 2/15/2021		3,530,000	3,750,625
144A, 7.875%, 7/31/2020		4,099,000	4,416,672
Enel SpA, 144A, 8.75%, 9/24/2073		4,230,000	4,305,642
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		4,626,000	1,480,320
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		5,805,000	6,117,019
NRG Energy, Inc., 7.625%, 1/15/2018		1,660,000	1,838,450
			29,687,528
Total Corporate Bonds (Cost $1,300,243,145)			1,323,724,684
Government & Agency Obligations 0.5%
U.S. Treasury Obligation 0.2%
U.S. Treasury Note, 0.75%, 6/15/2014 (d) (e) (Cost $2,015,475)		2,000,000	2,009,218
Other Government-Related 0.3%
Vimpel Communications, 144A, 6.493%, 2/2/2016 (Cost $4,045,458)		4,130,000	4,367,475
Total Government & Agency Obligations (Cost $6,060,933)			6,376,693

Loan Participations and Assignments 0.5%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		3,500,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		501,659	250,829
Caesars Entertainment Operating Co., Term Loan B6, 5.429%, 1/26/2018		1,480,212	1,346,068
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		3,680,000	3,751,300
Travelport LLC, Second Lien Term Loan, 9.5%, 1/29/2016		2,068,409	2,138,218
Total Loan Participations and Assignments (Cost $11,025,164)			7,486,415

Convertible Bonds 1.3%
Consumer Discretionary 0.5%
Group 1 Automotive, Inc., 3.0%, 3/15/2020 (b)		3,020,000	6,504,325
MGM Resorts International, 4.25%, 4/15/2015 (b)		405,000	515,616
			7,019,941
Materials 0.8%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK)		7,287,779	12,169,862
Total Convertible Bonds (Cost $10,668,916)			19,189,803

Preferred Security 0.4%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $4,645,463)		6,975,000	6,207,750

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	4,492	25,829
Dawn Holdings, Inc.* (f)	107	310,092
Trump Entertainment Resorts, Inc.*	366	0
Vertis Holdings, Inc.*	4,521	0
		335,921
Industrials 0.0%
Congoleum Corp.*	135,300	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	136,705	87,642
GEO Specialty Chemicals, Inc. 144A*	12,448	7,980
Wolverine Tube, Inc.*	46,935	1,513,654
		1,609,276
Total Common Stocks (Cost $3,288,393)		1,945,197

Preferred Stock 0.6%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $7,725,763)	8,405	8,031,503

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	7,982	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	672,806	426,290
Hercules Trust II, Expiration Date 3/31/2029*	6,700	74,851
		501,141
Total Warrants (Cost $1,482,531)		501,141

Securities Lending Collateral 12.8%
Daily Assets Fund Institutional, 0.09% (g) (h) (Cost $186,993,876)	186,993,876	186,993,876

Cash Equivalents 4.9%
Central Cash Management Fund, 0.05% (g) (Cost $71,557,802)	71,557,802	71,557,802

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,603,691,986)†	111.9	1,632,014,864
Other Assets and Liabilities, Net	(11.9)	(174,142,673)
Net Assets	100.0	1,457,872,191

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.50%	6/15/2010	USD	3,500,000	3,508,969	0
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	USD	501,659	491,477	250,829
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	4,552,995	6,197,952	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	3,640,000	3,678,587	0
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	EUR	2,522,281	715,283	0
					14,592,268	250,829

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2013.

† The cost for federal income tax purposes was $1,605,085,362. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $26,929,502. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $61,815,585 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,886,083.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at September 30, 2013 amounted to $178,621,714, which is 12.3% of net assets.

(c) When-issued security.

(d) At September 30, 2013, this security has been pledged, in whole or in part, as collateral for open bilateral swap contracts.

(e) At September 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	June 2010	387,564	310,092	0.02

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At September 30, 2013, open credit default swap contracts sold were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Unrealized (Depreciation) ($)
3/20/2013 6/20/2018	7,000,000	1	5.0%	Markit Dow Jones CDX North America High Yield Index	415,670	(46,204)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/20/2011 9/20/2015	7,000,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	556,125	175,626	380,499
6/21/2010 9/20/2015	1,500,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	135,891	(142,500)	278,391
6/21/2010 9/20/2015	2,430,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	220,143	(210,900)	431,043
6/21/2010 9/20/2015	900,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	81,534	(62,061)	143,595
6/21/2010 9/20/2015	4,270,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	386,835	(76,117)	462,952
12/20/2010 3/20/2016	5,000,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	548,959	247,391	301,568
12/20/2010 3/20/2016	10,000,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	915,533	274,544	640,989
3/21/2011 6/20/2016	8,915,000	6	5.0%	Ford Motor Credit Co., LLC, 5.0%, 5/15/2018, BBB-	1,037,317	581,320	455,997
3/21/2011 6/20/2016	5,530,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	530,655	112,590	418,065
6/20/2011 9/20/2016	3,670,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B-	210,634	81,276	129,358
9/20/2011 12/20/2016	2,400,000	6	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	327,692	69,294	258,398
9/20/2011 12/20/2016	2,300,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B-	127,353	(28,928)	156,281
9/20/2011 12/20/2016	1,535,000	2	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B-	84,994	(19,307)	104,301
12/20/2011 3/20/2017	3,450,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	399,475	100,879	298,596
9/20/2012 12/20/2017	4,730,000	7	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	692,772	296,763	396,009
6/20/2013 9/20/2018	2,370,000	4	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB-	255,529	210,468	45,061
6/20/2013 9/20/2018	6,450,000	5	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB-	436,222	380,891	55,331
6/20/2013 9/20/2018	1,715,000	2	5.0%	HCA, Inc., 8.0%, 10/1/2018, B-	157,047	136,269	20,778
Total unrealized appreciation							4,977,212

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 Citigroup, Inc.

2 The Goldman Sachs & Co.

3 JPMorgan Chase Securities, Inc.

4 Credit Suisse

5 Bank of America

6 Barclays Bank PLC

7 UBS AG

At September 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	5,280,662	EUR	3,910,000	10/21/2013	9,284	Citigroup, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	26,770,000	USD	35,610,337	10/21/2013	(607,531)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$—	$1,323,724,684	$0	$1,323,724,684
Government & Agency Obligations	—	6,376,693	—	6,376,693
Loan Participations and Assignments	—	7,486,415	0	7,486,415
Convertible Bonds	—	7,019,941	12,169,862	19,189,803
Preferred Security	—	6,207,750	—	6,207,750
Common Stocks (k)	—	25,829	1,919,368	1,945,197
Preferred Stock	—	8,031,503	—	8,031,503
Warrants (k)	—	—	501,141	501,141
Short-Term Investments (k)	258,551,678	—	—	258,551,678
Derivatives (l)
Credit Default Swap Contracts	—	4,977,212	—	4,977,212
Forward Foreign Currency Exchange Contracts	—	9,284	—	9,284
Total	$258,551,678	$1,363,859,311	$14,590,371	$1,637,001,360
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Credit Default Swap Contracts	$—	$(46,204)	$—	$(46,204)
Forward Foreign Currency Exchange Contracts	—	(607,531)	—	(607,531)
Total	$—	$(653,735)	$—	$(653,735)

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Convertible Bonds	Preferred Security		Loan Participations and Assignments
Balance as of September 30, 2012	$8,211,084	$7,117,974	$6,347,250		$0
Realized gain (loss)	19,009	—	—		—
Change in unrealized appreciation (depreciation)	(29,699)	4,982,454	—		0
Amortization premium/discount	26,951	69,434	—		—
Purchases	31,768	—	—		—
Sales	(8,265,088)	—	—		—
Transfers into Level 3	5,975 (m)	—	—		—
Transfers (out) of Level 3	—	—	(6,347,250	) (n)	—
Balance as of September 30, 2013	$0	$12,169,862	$—		$0
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2013	$(5,975)	$4,982,454	$—		$0

	Other Investments	Common Stocks	Warrants	Total
Balance as of September 30, 2012	$768,549	$1,189,413	$307,647	$23,941,917
Realized gain (loss)	2,167,772	—	—	2,186,781
Change in unrealized appreciation (depreciation)	(547,550)	342,390	193,494	4,941,089
Amortization premium/discount	—	—	—	96,385
Purchases	—	387,565	—	419,333
Sales	(2,388,771)	—	—	(10,653,859)
Transfers into Level 3	—	—	—	5,975
Transfers (out) of Level 3	—	—	—	(6,347,250)
Balance as of September 30, 2013	$—	$1,919,368	$501,141	$14,590,371
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2013	$—	$342,390	$193,494	$5,512,363

Transfers between price levels are recognized at the beginning of the reporting period.

(m) The investments were transferred from Level 2 to Level 3 because of a lack of observable market data due to a decrease in market activity.

(n) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 9/30/2013	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$310,092	Acquisition Value	Acquisition Value	$3,628.47 per share
			Discount for Lack of Marketability	20%
	$0	Asset Valuation	Book Value of Equity	0
Industrials	$0	Asset Valuation	Book Value of Equity	0
Materials	$1,513,654	Acquisition Value	Acquisition Value	$32.25 per share
	$95,622	Market Approach	EV/EBITDA Multiple	5.70
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%
Warrants
Consumer Discretionary	$0	Asset Valuation	Book Value of Equity	0
Materials	$74,851	Black Scholes Option Pricing Model	Implied Volatility	30%
			Discount for Lack of Marketability	20%
	$426,290	Market Approach	EV/EBITDA Multiple	5.70
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated by Management	0
Corporate Bonds
Consumer Discretionary	$0	Asset Valuation	Book Value	0
Finance	$0	Asset Valuation	Book Value	0
Telecommunication Services	$0	Asset Valuation	Book Value	0
Convertible Bonds
Materials	$12,169,862	Convertible Bond Methodology	EV/EBITDA Multiple	5.70
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's fixed income investments include the convertible bond methodology. A significant change in the EV to EBITDA ratio could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is an inverse relationship between the EV to EBITDA ratio and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,345,140,308) — including $178,621,714 of securities loaned	$1,373,463,186
Investment in Daily Assets Fund Institutional (cost $186,993,876)*	186,993,876
Investment in Central Cash Management Fund (cost $71,557,802)	71,557,802
Total investments in securities, at value (cost $1,603,691,986)	1,632,014,864
Cash	591,478
Foreign currency, at value (cost $792)	792
Receivable for variation margin on centrally cleared swaps	3,475
Deposit from broker on swap contracts	2,060,000
Receivable for investments sold	2,189,144
Receivable for investments sold — when-issued securities	6,177,531
Receivable for Fund shares sold	895,309
Interest receivable	26,442,761
Unrealized appreciation on swap contracts	4,977,212
Unrealized appreciation on forward foreign currency exchange contracts	9,284
Upfront payments paid on swap contracts	2,667,404
Foreign taxes recoverable	4,166
Due from Advisor	683
Other assets	31,289
Total assets	1,678,065,392
Liabilities
Payable upon return of securities loaned	186,993,876
Payable for investments purchased	300,825
Payable for investments purchased — when-issued securities	25,795,000
Payable for Fund shares redeemed	2,011,055
Payable upon return of deposit for swap contracts	2,060,000
Unrealized depreciation on forward foreign currency exchange contracts	607,531
Upfront payments received on swap contracts	539,813
Accrued management fee	529,928
Accrued Trustees' fees	7,660
Other accrued expenses and payables	1,347,513
Total liabilities	220,193,201
Net assets, at value	$1,457,872,191

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2013 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(3,387,491)
Net unrealized appreciation (depreciation) on: Investments	28,322,878
Swap contracts	4,931,008
Foreign currency	(586,100)
Accumulated net realized gain (loss)	(351,553,568)
Paid-in capital	1,780,145,464
Net assets, at value	$1,457,872,191
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,198,807,577 ÷ 244,973,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.89
Maximum offering price per share (100 ÷ 95.50 of $4.89)	$5.12
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,713,615 ÷ 1,371,670 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.89
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($114,188,395 ÷ 23,308,414 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90
Class R Net Asset Value, offering and redemption price(a) per share ($31,035 ÷ 6,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.89
Class S Net Asset Value, offering and redemption price(a) per share ($20,310,508 ÷ 4,149,981 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.89
Institutional Class Net Asset Value, offering and redemption price(a) per share ($117,821,061 ÷ 24,047,219 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2013
Investment Income
Income: Dividends	$556,070
Interest	110,382,444
Income distributions — Central Cash Management Fund	57,904
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	414,047
Total income	111,410,465
Expenses: Management fee	7,202,278
Administration fee	1,610,995
Services to shareholders	1,701,113
Distribution and service fees	4,277,485
Custodian fee	44,836
Professional fees	142,797
Reports to shareholders	126,701
Registration fees	136,799
Trustees' fees and expenses	61,295
Other	76,196
Total expenses before expense reductions	15,380,495
Expense reductions	(5,969)
Total expenses after expense reductions	15,374,526
Net investment income	96,035,939
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	29,101,620
Swap contracts	4,596,185
Foreign currency	(3,184,301)
30,513,504
Change in net unrealized appreciation (depreciation) on: Investments	(21,572,844)
Swap contracts	1,132,695
Foreign currency	844,449
(19,595,700)
Net gain (loss)	10,917,804
Net increase (decrease) in net assets resulting from operations	$106,953,743

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$96,035,939	$107,653,524
Net realized gain (loss)	30,513,504	(6,666,430)
Change in net unrealized appreciation (depreciation)	(19,595,700)	164,576,005
Net increase (decrease) in net assets resulting from operations	106,953,743	265,563,099
Distributions to shareholders from: Net investment income: Class A	(84,421,876)	(90,192,962)
Class B	(593,197)	(1,150,014)
Class C	(6,977,530)	(6,990,180)
Class R	(1,409)	(27)
Class S	(1,436,087)	(355,381)
Institutional Class	(12,490,771)	(13,891,089)
Net realized gains: Class A	(2,524,131)	—
Class B	(25,275)	—
Class C	(229,971)	—
Class R	(2)	—
Class S	(38,439)	—
Institutional Class	(369,088)	—
Total distributions	(109,107,776)	(112,579,653)
Fund share transactions: Proceeds from shares sold	340,728,358	679,513,800
Reinvestment of distributions	91,542,322	93,315,694
Payments for shares redeemed	(650,023,521)	(550,325,327)
Redemption fees	80,586	131,043
Net increase (decrease) in net assets from Fund share transactions	(217,672,255)	222,635,210
Increase (decrease) in net assets	(219,826,288)	375,618,656
Net assets at beginning of period	1,677,698,479	1,302,079,823
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $3,387,491 and $6,224,225, respectively)	$1,457,872,191	$1,677,698,479

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$4.90	$4.42	$4.77	$4.44	$4.32
Income (loss) from investment operations: Net investment incomea	.30	.32	.37	.38	.35
Net realized and unrealized gain (loss)	.03	.49	(.31)	.33	.12
Total from investment operations	.33	.81	.06	.71	.47
Less distributions from: Net investment income	(.33)	(.33)	(.39)	(.38)	(.35)
Net realized gains	(.01)	—	(.02)	—	—
Return of capital	—	—	—	—	(.00 )*
Total distributions	(.34)	(.33)	(.41)	(.38)	(.35)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.89	$4.90	$4.42	$4.77	$4.44
Total Return (%)b	6.84	18.96	.91	16.69	12.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,199	1,338	1,125	1,294	1,271
Ratio of expenses (%)	.92	.92	.93	.96	.96
Ratio of net investment income (%)	6.00	6.77	7.58	8.26	9.16
Portfolio turnover rate (%)	54	50	68	73	69
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

	Years Ended September 30,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$4.90	$4.42	$4.77	$4.44	$4.32
Income (loss) from investment operations: Net investment incomea	.26	.28	.33	.34	.32
Net realized and unrealized gain (loss)	.03	.50	(.31)	.33	.12
Total from investment operations	.29	.78	.02	.67	.44
Less distributions from: Net investment income	(.29)	(.30)	(.35)	(.34)	(.32)
Net realized gains	(.01)	—	(.02)	—	—
Return of capital	—	—	—	—	(.00 )*
Total distributions	(.30)	(.30)	(.37)	(.34)	(.32)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.89	$4.90	$4.42	$4.77	$4.44
Total Return (%)b	5.95	18.01	.11	15.74	11.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	15	21	34	44
Ratio of expenses (%)	1.73	1.74	1.71	1.75	1.77
Ratio of net investment income (%)	5.20	5.98	6.80	7.46	8.35
Portfolio turnover rate (%)	54	50	68	73	69
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

	Years Ended September 30,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$4.90	$4.42	$4.78	$4.44	$4.33
Income (loss) from investment operations: Net investment incomea	.26	.28	.33	.35	.32
Net realized and unrealized gain (loss)	.04	.50	(.32)	.34	.12
Total from investment operations	.30	.78	.01	.69	.44
Less distributions from: Net investment income	(.29)	(.30)	(.35)	(.35)	(.33)
Net realized gains	(.01)	—	(.02)	—	—
Return of capital	—	—	—	—	(.00 )*
Total distributions	(.30)	(.30)	(.37)	(.35)	(.33)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.90	$4.90	$4.42	$4.78	$4.44
Total Return (%)b	6.23	18.05	.16	15.81	11.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	120	98	110	110
Ratio of expenses (%)	1.69	1.69	1.68	1.71	1.72
Ratio of net investment income (%)	5.23	6.00	6.83	7.50	8.40
Portfolio turnover rate (%)	54	50	68	73	69
a Based on average shares outstanding during the period. b Total return does not reflect the effect of sales charges. * Amount is less than $.005.

Class R	Year Ended 9/30/13	Period Ended 9/30/12a
Selected Per Share Data
Selected Per Share Data
Net asset value, beginning of period	$4.89	$4.81
Income (loss) from investment operations: Net investment incomeb	.28	.13
Net realized and unrealized gain (loss)	.04	.08
Total from investment operations	.32	.21
Less distributions from: Net investment income	(.31)	(.13)
Net realized gains	(.01)	—
Total distributions	(.32)	(.13)
Redemption fees	.00 ***	.00	***
Net asset value, end of period	$4.89	$4.89
Total Return (%)c	6.59	4.41	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	31	1
Ratio of expenses before expense reductions (%)	1.50	5.59	*
Ratio of expenses after expense reductions (%)	1.32	1.40	*
Ratio of net investment income (%)	5.57	6.34	*
Portfolio turnover rate (%)	54	50
a For the period from May 1, 2012 (commencement of operations of Class R) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	Year Ended 9/30/13	Period Ended 9/30/12a
Selected Per Share Data
Selected Per Share Data
Net asset value, beginning of period	$4.89	$4.81
Income (loss) from investment operations: Net investment incomeb	.30	.13
Net realized and unrealized gain (loss)	.04	.09
Total from investment operations	.34	.22
Less distributions from: Net investment income	(.33)	(.14)
Net realized gains	(.01)	—
Total distributions	(.34)	(.14)
Redemption fees	.00 ***	.00	***
Net asset value, end of period	$4.89	$4.89
Total Return (%)c	7.11	4.71	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	17
Ratio of expenses before expense reductions (%)	.85	.92	*
Ratio of expenses after expense reductions (%)	.82	.90	*
Ratio of net investment income (%)	6.08	6.61	*
Portfolio turnover rate (%)	54	50
a For the period from May 1, 2012 (commencement of operations of Class S) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended September 30,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$4.90	$4.42	$4.77	$4.44	$4.33
Income (loss) from investment operations: Net investment incomea	.31	.33	.38	.39	.36
Net realized and unrealized gain (loss)	.04	.50	(.31)	.34	.12
Total from investment operations	.35	.83	.07	.73	.48
Less distributions from: Net investment income	(.34)	(.35)	(.40)	(.40)	(.37)
Net realized gains	(.01)	—	(.02)	—	—
Return of capital	—	—	—	—	(.00 )*
Total distributions	(.35)	(.35)	(.42)	(.40)	(.37)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$4.90	$4.90	$4.42	$4.77	$4.44
Total Return (%)	7.34	19.29	1.22	17.03	13.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	189	58	67	92
Ratio of expenses (%)	.66	.66	.66	.68	.67
Ratio of net investment income (%)	6.24	7.06	7.85	8.53	9.45
Portfolio turnover rate (%)	54	50	68	73	69
a Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of March 31, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $350,160,000, including $349,045,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2014 ($44,333,000), September 30, 2015 ($38,251,000), September 30, 2016 ($21,744,000), September 30, 2017 ($132,681,000), September 30, 2018 ($101,111,000) and September 30, 2019 ($10,925,000), the respective expiration dates, whichever occurs first; and approximately $1,115,000 of long-term post-enactment losses.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$1,035,645
Capital loss carryforwards	$(350,160,000)
Net unrealized appreciation (depreciation) on investments	$26,929,502

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2013	2012
Distributions from ordinary income*	$109,107,776	$112,579,653

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $71,535,000 to $96,265,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $35,610,000 to $65,671,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,281,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$4,977,212	$4,977,212
Foreign Exchange Contracts (b)	9,284	—	9,284
	$9,284	$4,977,212	$4,986,496
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on swap contracts
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liabilities Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(46,204)	$(46,204)
Foreign Exchange Contracts (b)	(607,531)	—	(607,531)
	$(607,531)	$(46,204)	$(653,735)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized depreciation on swap contracts. Unsettled variation margin for centrally cleared swap contracts is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$4,596,185	$4,596,185
Foreign Exchange Contracts (b)	(3,041,084)	—	(3,041,084)
	$(3,041,084)	$4,596,185	$1,555,101
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$1,132,695	$1,132,695
Foreign Exchange Contracts (b)	856,478	—	856,478
	$856,478	$1,132,695	$1,989,173
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $815,547,112 and $1,043,176,136, respectively. Purchases and sales of U.S. Treasury obligations aggregated $2,015,475 and $5,000,000, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class R	1.32%
Class S	.82%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:
Class A	1.06%
Class B	1.81%
Class C	1.81%
Class R	1.31%
Class S	.81%
Institutional Class	.81%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2013, the Administration Fee was $1,610,995, of which $117,983 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Service Provider Fees	Total Aggregated	Waived	Unpaid at September 30, 2013
Class A	$601,108	$—	$141,318
Class B	7,138	—	1,590
Class C	39,411	—	9,381
Class R	45	40	—
Class S	14,161	5,929	—
Institutional Class	71,749	—	16,275
	$733,612	$5,969	$168,564

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, Class C and Class R shares. For the year ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$78,283	$4,212
Class C	896,056	70,768
Class R	57	6
	$974,396	$74,986

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2013	Annual Effective Rate
Class A	$2,980,577	$508,731	.23%
Class B	25,928	3,520	.25%
Class C	296,534	47,125	.25%
Class R	50	17	.22%
	$3,303,089	$559,393

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2013, aggregated $132,930.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2013, the CDSC for Class B and C shares aggregated $13,473 and $9,849, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2013, DIDI received $5,339 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,992, of which $10,048 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 27, 2012 through September 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $32,874.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares		Dollars
Shares sold
Class A	33,693,140	$167,220,606	73,009,666		$342,124,359
Class B	50,672	249,009	86,944		412,679
Class C	3,255,093	16,210,570	5,675,661		26,948,307
Class R	6,204	30,731	208	*	1,001	*
Class S	4,714,489	23,364,125	3,440,614	*	16,264,034	*
Institutional Class	26,750,531	133,653,317	62,787,935		293,763,420
		$340,728,358			$679,513,800
Shares issued to shareholders in reinvestment of distributions
Class A	14,442,489	$71,422,559	15,416,413		$72,798,040
Class B	101,556	502,275	192,916		908,184
Class C	1,234,736	6,111,929	1,232,716		5,830,276
Class R	285	1,411	6	*	27	*
Class S	214,720	1,061,232	64,580	*	312,351	*
Institutional Class	2,508,810	12,442,916	2,849,307		13,466,816
		$91,542,322			$93,315,694
Shares redeemed
Class A	(76,338,650)	$(377,045,869)	(70,070,248)		$(329,979,629)
Class B	(1,809,781)	(8,985,132)	(2,086,734)		(9,863,416)
Class C	(5,616,042)	(27,823,288)	(4,627,015)		(21,810,611)
Class R	(361)	(1,799)	—		—
Class S	(4,220,567)	(20,894,052)	(63,855	)*	(308,892	)*
Institutional Class	(43,715,779)	(215,273,381)	(40,166,386)		(188,362,779)
		$(650,023,521)			$(550,325,327)
Redemption fees		$80,586			$131,043
Net increase (decrease)
Class A	(28,203,021)	$(138,364,768)	18,355,831		$84,946,590
Class B	(1,657,553)	(8,233,848)	(1,806,874)		(8,542,553)
Class C	(1,126,213)	(5,500,195)	2,281,362		10,969,756
Class R	6,128	30,343	214	*	1,028	*
Class S	708,642	3,531,305	3,441,339	*	16,267,493	*
Institutional Class	(14,456,438)	(69,135,092)	25,470,856		118,992,896
		$(217,672,255)			$222,635,210

* For the period from May 1, 2012 (commencement of Class R and Class S shares) through September 30, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS High Income Fund (a series of DWS Income Trust) (the "Fund"), as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 25, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R and Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,010.70	$1,006.40	$1,006.80	$1,008.60	$1,011.00	$1,012.00
Expenses Paid per $1,000*	$4.69	$8.55	$8.55	$6.80	$4.13	$3.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,020.41	$1,016.55	$1,016.55	$1,018.30	$1,020.96	$1,021.66
Expenses Paid per $1,000*	$4.71	$8.59	$8.59	$6.83	$4.15	$3.45

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS High Income Fund	.93%	1.70%	1.70%	1.35%	.82%	.68%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS High Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013 and Executive Vice President since 2013
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall10,11 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 Effective October 25, 2013, Mr. Woods, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods was an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods received no compensation from the fund. Mr. Woods was a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

10 Address: 222 South Riverside Plaza, Chicago, IL 60606.

11 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYSX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23339E 384	23337M 404
Fund Number	008	208	308	2308	513

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	KHYRX
CUSIP Number	23339E 392
Fund Number	1568

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DHIF-2
(R-025362-3 11/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$102,831	$0	$8,178	$0
2012	$93,437	$0	$9,070	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$8,178	$362,466	$557,067	$927,711
2012	$9,070	$359,967	$598,855	$967,892

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS Income Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013